UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2025

Date of Report (Date of earliest event reported)

CSLM DIGITAL ASSET ACQUISITION CORP III, LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL	33308
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 315-9381

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	KOYNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	KOYN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	KOYNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 26, 2025, the Registration Statement on Form S-1 (File No. 333-288156), as amended (the “Registration Statement”) relating to the initial public offering (the “IPO”) of CSLM Digital Asset Acquisition Corp III, Ltd (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On August 28, 2025, the Company consummated the IPO, which consisted of 23,000,000 units (the “Units”),  including 3,000,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated August 26, 2025, by and between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative (“CCM”) of the underwriters named on Schedule A thereto, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	Warrant Agreement, dated as of August 26, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference;

●	Letter Agreement, dated August 26, 2025, by and among the Company, CSLM Acquisition Sponsor II, Ltd (the “Sponsor”), the initial shareholders and the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference;

●	Investment Management Trust Agreement, dated as of August 26, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference;

●	Registration Rights Agreement, dated as of August 26, 2025, by and among the Company, the Sponsor, CCM, and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference;

●	Private Units Subscription Agreement, dated August 26, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference;

●	Private Units Subscription Agreement, dated August 26, 2025, by and between the Company and CCM, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference;

●	Indemnity Agreements, dated as of August 26, 2025, by and among the Company and each of the officers and directors of the Company, copies of which are attached as Exhibits 10.6 through 10.13, respectively, and are incorporated herein by reference; and

●	Administrative Services Agreement, dated August 26, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.14 and incorporated herein by reference.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 10.1 through 10.14, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 891,250 units (the “Private Units”) to the Sponsor and CCM, at a price of $10.00 per Private Unit, generating total proceeds of $8,912,500. Each Private Unit consists of one Class A Ordinary Share and one-half of one redeemable Warrant, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment). Of those 891,250 Private Units, the Sponsor purchased 575,000 Private Units and CCM purchased 316,250 Private Units.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the underlying securities.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act, as the transaction did not involve a public offering.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 26, 2025, in connection with the IPO, Christopher Bradley, Brian Rudick, Mathew August, Danel Calvillo Armendariz and Dr. Jim Kyung-Soo Liew were appointed to the board of directors of the Company. Christopher Bradley, Brian Rudick, Mathew August, Danel Calvillo Armendariz and Dr. Jim Kyung-Soo Liew are independent directors. Effective August 26, 2025, Christopher Bradley, Dr. Jim Kyung-Soo Liew and Danel Calvillo Armendariz. were appointed to the Board’s Audit Committee (Christopher Bradley serving as chair of the Audit Committee); and Christopher Bradley, Mathew August and Dr. Jim Kyung Soo Liew were appointed to the Compensation Committee (with Christopher Bradley serving as chair of the Compensation Committee).

On August 26, 2025, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an Indemnity Agreement with the Company filed, respectively, as Exhibits 10.1 and Exhibits 10.7 through 10.13, herewith.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 26, 2025, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and the full text of such exhibit is incorporated by reference herein.

Item 8.01.	Other Events.

As of August 28, 2025, a total of $230,000,000 of the net proceeds from the IPO and the Private Placement, which amount included $9,200,000 in deferred underwriting commissions, were deposited in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of August 28, 2025, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to (i) pay any income, franchise or excise taxes, payable by the Company, and (ii) pay up to $100,000 for dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination within the required time period; (2) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete an initial business combination within the required time period or (B) with respect to any other provision relating to our pre-business combination activity and related shareholders’ rights; and (3) the Company’s redemption of 100% of the outstanding public shares if the Company has not completed an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 26, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 28, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 26, 2025, by and between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated as of August 26, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent

10.1	Letter Agreement, dated August 26, 2025, by and among the Company, CSLM Acquisition Sponsor II, Ltd, the initial shareholders and the officers and directors of the Company

10.2	Investment Management Trust Agreement, dated as of August 26, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee

10.3	Registration Rights Agreement, dated as of August 26, 2025, by and among the Company, CSLM Acquisition Sponsor II, Ltd, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, and certain security holders of the Company

10.4	Private Units Subscription Agreement, dated August 26, 2025, by and between the Company and CSLM Acquisition Sponsor II, Ltd

10.5	Private Units Subscription Agreement, dated August 26, 2025, by and between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC

10.6	Indemnity Agreement, dated as of August 26, 2025, by and between the Company and Charles T. Cassel III

10.7	Indemnity Agreement, dated as of August 26, 2025, by and between the Company and Vikas Mittal

10.8	Indemnity Agreement, dated as of August 26, 2025, by and between the Company and Jonathan Binder

10.9	Indemnity Agreement, dated as of August 26, 2025, by and between the Company and Mathew August

10.10	Indemnity Agreement, dated as of August 26, 2025, by and between the Company and Christopher Bradley

10.11	Indemnity Agreement, dated as of August 26, 2025, by and between the Company and Brian Rudick

10.12	Indemnity Agreement, dated as of August 26, 2025, by and between the Company and Danel Calvillo Armendariz

10.13	Indemnity Agreement, dated as of August 26, 2025, by and between the Company and Dr. Jim Kyung-Soo Liew

10.14	Administrative Services Agreement, dated August 26, 2025, by and between the Company and CSLM Acquisition Sponsor II, Ltd

99.1	Press Release Dated August 26, 2025

99.2	Press Release Dated August 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2025

CSLM DIGITAL ASSET ACQUISITION CORP III, LTD

By:	/s/ Vikas Mittal
Name:	Vikas Mittal
Title:	Chief Financial Officer

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